CLAYMORE EXCHANGE-TRADED FUND TRUST
Guggenheim BRIC ETF

Supplement to the currently effective Summary Prospectus and Prospectus for the above-listed Fund:

The following paragraph is hereby added between the fourth and fifth paragraphs in the “Principal Investment Risks – Foreign Investment Risk” section of the Summary Prospectus:

As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and a Russian bank. The United States and other nations or international organizations may impose additional economic sanctions or take other actions that may adversely affect Russian-related issuers, including companies in various sectors of the Russian economy, including, but not limited to, the financial services, energy, metals and mining, engineering, and defense and defense-related materials sectors.  These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of the Fund’s portfolio. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions, which may include securities held by the Fund in the form of ADRs and GDRs. In addition, the sanctions may require the Fund to freeze its existing investments in Russian companies, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Russia may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of the Fund’s portfolio and potentially disrupt its operations.

The following paragraph is hereby added as the third paragraph to the “Principal Investment Risks – Non-Correlation Risk” section of the Summary Prospectus:

In the event economic sanctions are imposed by the United States against certain Russian companies, the Fund may not be able to fully replicate the Index by investing in the relevant securities, which may lead to increased tracking error.  The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses.

The following paragraph is hereby added between the fourth and fifth paragraphs in the “Summary Information – Guggenheim BRIC ETF (EEB) – Principal Investment Risks – Foreign Investment Risk” section of the Prospectus:

As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and a Russian bank. The United States and other nations or international organizations may impose additional economic sanctions or take other actions that may adversely affect Russian-related issuers, including companies in various sectors of the Russian economy, including, but not limited to, the financial services, energy, metals and mining, engineering, and defense and defense-related materials sectors.  These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of the Fund’s portfolio. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions, which may include securities held by the Fund in the form of ADRs and GDRs. In addition, the sanctions may require the Fund to freeze its existing investments in Russian companies, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Russia may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of the Fund’s portfolio and potentially disrupt its operations.

The following paragraph is hereby added as the third paragraph to the “Summary Information – Guggenheim BRIC ETF (EEB) – Principal Investment Risks – Non-Correlation Risk” section of the Prospectus:

In the event economic sanctions are imposed by the United States against certain Russian companies, the Fund may not be able to fully replicate the Index by investing in the relevant securities, which may lead to increased tracking error.  The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses.

Claymore Exchange-Traded Fund Trust
227 W. Monroe Street
Chicago, Illinois 60606

Please Retain This Supplement for Future Reference

April 29, 2014	ETF-EEB-SUP3